Summary Prospectus
1 February 2017   |   as revised 3 October 2017

Artisan Mid Cap Value Fund
Investor: ARTQX  |   Advisor: APDQX  |   Institutional: APHQX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information, online at http://hosted.rightprospectus.com/Artisan. You can also get this information at no cost by calling 1-800-344-1770 or by sending an e-mail request to artisanprospectus@rrd.com. The Fund’s current prospectus and statement of additional information, both dated 1 February 2017, each as supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The Fund seeks maximum long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor	Institutional
Management Fees	0.94%	0.94%	0.94%
Distribution (12b-1) Fees	None	None	None
Other Expenses[1]	0.22	0.12	0.02
Total Annual Fund Operating Expenses	1.16	1.06	0.96
Fee Waiver and Expense Reimbursement[2]	N/A	0.00	N/A
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.16	1.06	0.96
1 “Other Expenses” do not reflect a non-recurring reimbursement by the Fund's custodian that was recognized by the Fund in the fiscal year ended 30 September 2016. Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the table above may not match the ratios of expenses to average net assets shown in the “Financial Highlights” in the Fund’s statutory prospectus in part because the Financial Highlights ratios include the impact of the reimbursement.
2 Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.09% of the average daily net assets of Advisor Shares. This contract continues through 31 January 2018.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$118	$368	$638	$1,409
Advisor	$108	$337	$585	$1,294
Institutional	$98	$306	$531	$1,178
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.62% of the average value of its portfolio.

Principal Investment Strategies
The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of medium-sized U.S. companies. The team seeks to invest in companies that are undervalued, in solid financial condition and have attractive business economics. The team believes that companies with these characteristics are less likely to experience eroding values over the long term.
■	Attractive Valuation—The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.
■	Sound Financial Condition—The team prefers companies with an acceptable level of debt and positive cash flow. At a minimum, the team seeks to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.
■	Attractive Business Economics—The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.
The Fund invests primarily in U.S. companies and, under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies. The Fund defines a medium-sized company as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap® Index and less than three times the weighted average market capitalization of companies in that Index. The Fund will generally not initiate a position in a company unless it has a market capitalization that is within the range of the market capitalizations of companies in the Russell Midcap® Index as of the most recent calendar year-end (between $630.6 million and $57.0 billion as of 31 December 2016).
Principal Risks
Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:
■	Market Risks—Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.
■	Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
■	Value Investing Risks—Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level the team considers its intrinsic value.
■	Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
■	Impact of Actions by Other Shareholders—The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
■	Operational and Cybersecurity Risk—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

Summary Prospectus—Artisan Partners Funds

Calendar Year by Year Total Returns (%)
Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest	20.59	(quarter ended 30 Jun 2009)
Lowest	-22.92	(quarter ended 31 Dec 2008)
Average Annual Total Returns—(For Periods Ended 31 December 2016)
The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended 31 December 2016. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.
After-tax returns are shown only for Investor Shares, and the after tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
For Periods Ended 31 December 2016 (%)
Investor	1-Year	5-Year	10-Year	Since Inception (28 Mar 2001)
Return before taxes	22.47	11.13	7.78	10.68
Return after taxes on distributions	21.68	9.21	6.38	9.53
Return after taxes on distributions and sale of Fund shares	13.32	8.73	6.15	8.95
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	13.80	14.72	7.86	9.46
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	20.00	15.70	7.59	10.28
Advisor	1-Year	5-Year	10-Year	Since Inception (1 Apr 2015)
Return before taxes	22.60	N/A	N/A	4.77
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	13.80	N/A	N/A	4.05
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	20.00	N/A	N/A	6.60
Institutional	1-Year	5-Year	10-Year	Since Inception (1 Feb 2012)
Return before taxes	22.71	N/A	N/A	10.21
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	13.80	N/A	N/A	13.30
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	20.00	N/A	N/A	14.55
Updated performance information may be obtained by calling 800.344.1770. Updated performance information for Investor Shares and Advisor Shares is also available at www.artisanpartners.com.
Portfolio Management
Investment Adviser: Artisan Partners Limited Partnership
Portfolio Manager	Title	Length of Service
James C. Kieffer	Managing Director and Portfolio Manager, Artisan Partners	Since November 2001
Daniel L. Kane	Portfolio Manager, Artisan Partners	Since February 2012
Thomas A. Reynolds IV	Managing Director and Portfolio Manager, Artisan Partners	Since October 2017
Purchase and Sale of Fund Shares
Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000

Summary Prospectus—Artisan Partners Funds

The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770 (866.773.7233 for Institutional Shares), by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P.O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809. Some redemptions require Medallion guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Investor Shares or Advisor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus—Artisan Partners Funds